                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2001

                        True North Communications Inc.
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             (exact name of registrant as specified in its charter)

Delaware                          1-5029                         36-1088161
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(State or other jurisdiction      (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                         60611-2897
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:            (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report

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Item 5.  Other Events

         On March 18, 2001, The Interpublic Group of Companies, Inc. ("Interpublic") and Veritas Acquisition Corp., a wholly-owned subsidiary of Interpublic ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with True North Communications Inc. ("True North"), pursuant to which Sub will be merged with and into True North (the "Merger") and True North will become a wholly-owned subsidiary of Interpublic. Consummation of the Merger is subject to various conditions, including approval by the stockholders of True North and the receipt of all requisite regulatory approvals.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         The transcript of a teleconference call held on March 19, 2001 at 10:00 a.m. CST is attached to this report as exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

         2.1 Agreement and Plan of Merger, dated as of March 18, 2001, among The Interpublic Group of Companies, Inc., Veritas Acquisition Corp. and True North Communications Inc.

         99.1     Transcript of Teleconference held on March 19, 2001


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TRUE NORTH COMMUNICATIONS INC.

                               By    /s/ Kevin J. Smith
                                    --------------------------------------------
                                     Kevin J. Smith
                                     Chief Financial Officer

Dated:   March 21, 2001
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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------
2.1      Agreement and Plan of Merger, dated as of March 18, 2001, among The
         Interpublic Group of Companies, Inc., Veritas Acquisition Corp. and
         True North Communications Inc.

99.1     Transcript of Teleconference held on March 19, 2001